UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2020, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned 9.79% and Investor Class returned 9.55%, compared to 10.91% for the MSCI Emerging Markets Index (Gross) (“Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 3.97% for the Institutional Class and 3.79% for the Investor Class, compared to 3.98% for the Index. At fiscal year-end, the Fund had net assets of $3.22 billion.

Performance Review

Emerging market (“EM”) equities were volatile during the fiscal year. The fourth quarter of 2019 capped a calendar year of surging stock prices. In early 2020, however, the onset of the COVID-19 pandemic sent stock prices tumbling and market volatility spiked. 2020 EM growth estimates have stabilized as more countries have resumed economic activity. According to Bloomberg consensus estimates, analysts expect overall EM gross domestic product (“GDP”) growth to be -0.2% in 2020 before rebounding to +4.6% in 2021. Growth for China, the largest EM country, is forecast to be 2.1% in 2020 and 8% in 2021 due in part to the country’s relatively successful handling of the pandemic and its robust online economy. The technology-oriented economies of Taiwan and South Korea are also forecast to fare relatively well. In contrast, analysts expect the commodity-oriented economies of Russia, Brazil, and South Africa to experience significant recessions in 2020 before rebounding next year. Thailand is also experiencing a precipitous decline in GDP. One of the country’s primary economic growth drivers, tourism, has been severely hampered by the government’s decision to keep the country’s borders closed in an effort to curtail COVID-19 spread. On the inflation front, analysts forecast benign price increases in most EM countries. One notable exception is India where inflation is forecast to be 4.8% this year. Additionally, Turkey is expected to post double-digit inflation in 2020. In Brazil, inflation is forecast to be less than 3% in 2020 but analysts believe there is a risk of further currency depreciation for the real, which could lead to higher prices for goods and services. Brazilian policymakers seek to balance two objectives—supporting the economy through fiscal stimulus and maintaining fiscal discipline. In 2019, the Brazilian government improved the country’s fiscal trajectory by enacting pension reform legislation. However, the fiscal situation has deteriorated this year as the country deals with the economic fallout from the pandemic. The strongest performing sectors in the Index over the fiscal year were consumer discretionary and health care. The weakest performers in the Index were the energy and financials sectors. The strongest performing region during the fiscal year was the emerging Asia region. The emerging Europe, Middle East, and Africa (“EMEA”) and emerging Latin America regions posted negative returns.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the bottom-up factors we use to forecast alpha (performance in excess of the Index), our technical factors, which measure six- and twelve-month price momentum, demonstrated the strongest performance during the fiscal year. Our earnings growth factors were also positive. Our bottom-up valuation factors were negative for the period. Our top-down country, currency, and macroeconomic factors were positive during the fiscal year. Our top-down sector factor delivered negative performance.

2	Causeway Emerging Markets Fund

Holdings in the consumer staples, consumer discretionary, and health care sectors were the largest detractors from the Fund’s performance versus the Index during the fiscal year. Holdings in the real estate, utilities, and energy sectors offset some of the underperformance. The Fund’s overweight positions in financial services company, Itausa SA (Brazil) and multinational food processing company, JBS SA (Brazil), as well as an underweight position in e-commerce platform for local products & services, Meituan Dianping (China), detracted from relative performance. The top stock–level contributors to performance relative to the Index were overweight positions in online services company, Tencent Holdings Ltd. (China), Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan), and rubber glove manufacturer, Top Glove Corp. Bhd. (Malaysia).

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the fiscal year as a result of our quantitative investment process. The largest increases in active weightings (compared to Index weightings) were to the materials and communication services sectors, and the biggest reductions in active weightings were to the energy and consumer staples sectors. Notable changes in the Fund’s active country weightings included increases to exposures in South Africa, South Korea, and Malaysia. We reduced exposures to China, Russia, and Thailand.

Significant purchases over the fiscal year included new positions in e-commerce company, Jd.com (China), internet services provider, Baidu (China), technology services & consulting company, Infosys Ltd. (India), and internet services provider, Netease.com (China), as well as an increased exposure to internet commerce company, Alibaba Group Holding (China). The largest sales included four full sales: oil & gas exploration & production company, China Petroleum & Chemical Corp. (China), financial services provider, Credicorp Ltd. (Peru), retail & commercial bank, Bank Of China (China), and information technology services provider, Tata Consultancy Services Ltd. (India), as well as a decreased exposure to financial services firm, Ping An Insurance Group Co of China (China).

Investment Outlook

Earnings growth prospects have been improving for many EM companies. Earnings growth upgrades exceed downgrades in more than half of the EM sectors according to analyst forecasts. The sectors experiencing net upgrades include consumer discretionary, communication services, information technology, and materials. Information technology companies have experienced the strongest net upgrades as increased reliance on technology during the pandemic and strong 5G demand have buoyed earnings. Information technology is the Fund’s largest sector overweight due to favorable earnings growth and price momentum characteristics. From a country perspective, companies in the technology-oriented economies of South Korea and Taiwan experienced the strongest net upgrades. Russian companies also experienced strong net upgrades despite declining oil prices. This was primarily attributable to improvement relative to a low baseline as downgrades for many Russian companies were quite pronounced earlier this year. On the negative side, companies in Thailand experienced substantial net downgrades as tourism has been halted.

Causeway Emerging Markets Fund	3

Uncertainty surrounding the COVID-19 pandemic has continued to weigh on EM value stocks. Following a poor 2019, the MSCI Emerging Markets Value Index trails the MSCI Emerging Markets Growth Index by 28 percentage points on a local currency basis over the year-to-date period. The MSCI Emerging Markets Value Index is trading near record low valuations based on both price-to-earnings and price-to-book value ratios. We continue to emphasize value factors in our multi-factor investment process and we believe that EM value stocks are poised to rebound once there is a reduction in COVID-19 uncertainty given the discount relative to EM growth stocks. A catalyst for value’s resurgence could be the dissemination of one or more COVID-19 vaccines, many of which are in Phase III trials. We believe that a reduction in other sources of uncertainty, including the US election, should also support value stocks.

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

September 30, 2020

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Causeway Emerging Markets strategy uses quantitative factors that can be grouped into seven categories: valuation, earnings growth, technical indicators, macroeconomic, country, sector, and currency. The return attributed to a factor is the difference between the equally weighted average return of the highest ranked quintile of companies in the strategy’s emerging markets universe based on that factor and that of the lowest ranked quintile of companies.

Alpha — Excess returns relative to the Fund’s benchmark.

4	Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross) as of September 30, 2020

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2020 prospectus, as supplemented most recently June 30, 2020, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.16% and 1.41% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.10% and 1.35% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 26 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2020

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK

Argentina — 0.1%

MercadoLibre Inc.[1]	3,000	$3,247

Brazil — 3.9%

B2W Cia Digital[1]	534,600	8,608

Banco do Brasil SA1	2,706,594	14,314

JBS SA	6,761,300	24,910

Minerva SA1	3,157,417	6,662

Petroleo Brasileiro SA, Class A ADR	1,423,000	10,018

Qualicorp Consultoria e Corretora de Seguros SA	1,983,200	12,060

Vale SA, Class B ADR	3,676,898	38,902

YDUQS Participacoes S.A.	1,764,600	8,609

		124,083

China — 36.5%

Agile Group Holdings Ltd.	3,944,372	5,197

Alibaba Group Holding Ltd. ADR[1]	1,002,271	294,648

Anhui Conch Cement Co. Ltd., Class H	5,332,613	36,935

Baidu Inc. ADR[1]	329,716	41,739

China Communications Construction Co. Ltd., Class H	14,259,356	7,499

China Construction Bank Corp., Class H	121,343,000	78,845

China Life Insurance Co. Ltd., Class H	11,034,000	25,014

China Lumena New Materials Corp. [1,2,3]	264,100	—

China Mobile Ltd.	4,539,500	29,140

China Mobile Ltd. ADR	333,460	10,724

China Railway Construction Corp. Ltd., Class H	12,699,500	8,784

CNOOC Ltd.	30,114,000	28,966

Country Garden Holdings Co. Ltd.	11,832,341	14,651

Dongfeng Motor Group Co. Ltd., Class H	12,080,000	7,556

Fosun International Ltd.	11,050,500	12,945

Industrial & Commercial Bank of China, Class H	25,411,000	13,237

JD.com Inc. ADR[1]	900,800	69,911

KWG Property Holding Ltd.	7,459,500	12,847

Lenovo Group Ltd.	17,290,000	11,431

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)

Meituan Dianping, Class B1	1,023,800	$32,251

NetEase Inc. ADR	73,191	33,278

New Oriental Education & Technology Group ADR[1]	185,022	27,661

Ping An Insurance Group Co. of China Ltd., Class H	3,953,338	41,039

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,910,736	8,237

Shimao Group Holdings Ltd.	2,689,000	11,218

Sunac China Holdings Ltd.	3,656,000	14,404

Tencent Holdings Ltd.	3,692,389	249,396

Vipshop Holdings Ltd. ADR[1]	842,358	13,175

Xiaomi Corp., Class B1	2,000,000	5,414

Yum China Holdings Inc.	470,676	24,922

Zhejiang Expressway Co. Ltd., Class H	8,865,421	6,429

		1,177,493

India — 9.5%

Aurobindo Pharma Ltd.	1,817,335	19,679

Britannia Industries Ltd.	62,773	3,240

Dr Reddy’s Laboratories Ltd.	389,758	27,296

HCL Technologies Ltd.	2,065,512	22,773

HDFC Bank Ltd. ADR[1]	207,518	10,368

Hindalco Industries Ltd.	10,570,438	25,257

Hindustan Unilever Ltd.	873,014	24,534

ICICI Bank Ltd. ADR[1]	2,815,344	27,675

Infosys Ltd. ADR	2,915,222	40,259

ITC Ltd.	2,467,183	5,764

Jubilant Foodworks Ltd.	346,682	10,977

REC Ltd.	5,946,767	8,013

Reliance Industries Ltd.	2,115,455	64,157

State Bank of India[1]	3,012,412	7,603

Tata Consumer Products Ltd.	1,072,000	7,273

		304,868

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway Emerging Markets Fund	Number of Shares	Value

Indonesia — 0.7%

Bank Rakyat Indonesia Persero	105,504,940	$21,645

Malaysia — 1.2%

Malayan Banking Bhd	7,623,044	13,261

Top Glove Corp. BHD	13,337,100	26,741

		40,002

Mexico — 1.6%

Grupo Financiero Banorte SAB de CV, Class O1	6,437,285	22,239

Kimberly-Clark de Mexico SAB de CV, Class A	4,381,907	6,924

Wal-Mart de Mexico SAB de CV	9,997,456	23,923

		53,086

Poland — 0.3%

Powszechny Zaklad Ubezpieczen SA1	1,704,240	10,936

Russia — 4.8%

Gazprom PJSC ADR	6,699,814	29,157

Lukoil PJSC ADR	562,637	32,510

MMC Norilsk Nickel PJSC ADR	1,004,401	24,229

Mobile TeleSystems PJSC ADR	1,881,845	16,429

Sberbank of Russia PJSC ADR	3,010,541	35,146

X5 Retail Group NV GDR	227,790	8,418

Yandex NV, Class A1	137,434	8,968

		154,857

Saudi Arabia — 0.8%

Mobile Telecommunications Co. Saudi Arabia[1]	1,693,879	6,133

National Commercial Bank	649,273	6,450

Saudi Telecom Co.	544,334	14,596

		27,179

South Africa — 1.9%

Absa Group Ltd.	2,629,932	13,935

Exxaro Resources Ltd.	915,741	6,785

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — (continued)

Impala Platinum Holdings Ltd.	1,929,726	$16,767

Sibanye Stillwater Ltd.	8,036,159	22,303

		59,790

South Korea — 14.2%

Celltrion Inc.[1]	46,906	10,318

Daelim Industrial Co. Ltd.	103,290	6,827

Hana Financial Group Inc.	1,019,730	24,497

Hanwha Corp.	392,923	8,449

Hyundai Marine & Fire Insurance Co. Ltd.	273,545	5,233

KB Financial Group Inc.	901,118	29,016

Kia Motors Corp.	818,405	32,820

LG Corp.	314,193	19,949

LG Electronics Inc.	154,594	12,110

NAVER Corp.	100,116	25,441

POSCO	135,905	22,752

POSCO ADR	124,595	5,216

Samsung C&T Corp.	144,671	12,983

Samsung Electro-Mechanics Co. Ltd.	105,579	12,512

Samsung Electronics Co. Ltd.	3,483,409	172,931

SK Hynix Inc.	494,778	35,467

SK Telecom Co. Ltd.	95,879	19,490

		456,011

Taiwan — 13.8%

Accton Technology Corp.	1,613,000	12,479

Compeq Manufacturing Co. Ltd.	3,784,000	5,387

Delta Electronics Inc.	3,250,000	21,341

FLEXium Interconnect Inc.	2,412,000	10,201

Fubon Financial Holding Co. Ltd.	16,690,000	24,286

HON HAI Precision Industry Co. Ltd.	14,612,298	39,285

King Yuan Electronics Co. Ltd.	6,403,000	6,786

Lite-On Technology Corp.	8,910,202	14,271

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway Emerging Markets Fund	Number of Shares/ Number of Warrants	Value

Taiwan — (continued)

MediaTek Inc.	1,799,000	$38,119

Pegatron Corp.	6,446,000	14,313

Powertech Technology Inc.	4,318,000	12,985

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,635,941	213,696

Win Semiconductors Corp.	978,000	9,752

Yuanta Financial Holding Co. Ltd.	34,386,984	21,290

		444,191

Thailand — 1.0%

Charoen Pokphand Foods PCL	20,753,900	18,395

Thanachart Capital PLC	6,244,000	5,747

Tisco Financial Group PCL	4,348,100	8,770

		32,912

Turkey — 0.4%

Tekfen Holding AS	2,657,419	5,056

Turkcell Iletisim Hizmetleri AS	4,302,766	8,387

		13,443

Total Common Stock

(Cost $2,608,338) — 90.7%		2,923,743

WARRANTS

MSCI China A Market Access (HSBC), Expires 10/16/2020[1]	47,204	59,931

MSCI China A Market Access (Merill Lynch), Expires 7/27/2021[1]	31,165	38,937

Total Warrants

(Cost $85,812) — 3.1%		98,868

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

Causeway Emerging Markets Fund	Number of Shares/ Face Amount	Value

PREFERENCE STOCK

Brazil — 1.4%

Cia Brasileira de Distribuicao	841,984	$10,461

Cia Paranaense de Energia[1]	754,300	8,353

Itausa S.A.	16,918,441	26,631

		45,445

South Korea — 0.6%

LG Chemical Ltd.	66,458	18,149

Total Preference Stock

(Cost $93,932) — 2.0%		63,594

CORPORATE OBLIGATIONS

Citigroup Global Markets Holdings Inc., 0.000%, 5/12/2021[4]	$40,000,000	50,068

Total Corporate Obligations

(Cost $40,000) — 1.6%		50,068

PREFERRED STOCK

South Korea — 0.5%

Hyundai Motor Co.‡	239,027	17,257

Total Preferred Stock

(Cost $16,331) — 0.5%		17,257

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.020%**	46,631,255	46,631

Total Short-Term Investment

(Cost $46,631) — 1.4%		46,631

Total Investments — 99.3%

(Cost $2,891,044)		3,200,161

Other Assets in Excess of Liabilities — 0.7%		22,181

Net Assets — 100.0%		$3,222,342

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2020

A list of the open futures contracts held by the Fund at September 30, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation
MSCI Emerging Markets	840	Dec-2020	$45,433	$45,717	$284

*	Except for share/warrant/corporate obligation data.
**	The rate reported is the 7-day effective yield as of September 30, 2020.
‡	There is currently no rate available.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of September 30, 2020 was $– and represented 0.0% of net assets.
3

Level 3 security in accordance with fair value hierarchy. Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2020 was $– and represented 0.0% of net assets.

4	Credit-linked note that is linked to the performance of the MSCI China A Inclusion Net Return USD Index.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint-Stock Company

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at September 30, 2020:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$3,247	$—	$—		$3,247
Brazil	124,083	—	—		124,083
China	516,057	661,436	—	^	1,177,493
India	78,302	226,566	—		304,868
Indonesia	—	21,645	—		21,645
Malaysia	—	40,002	—		40,002
Mexico	53,086	—	—		53,086
Poland	—	10,936	—		10,936
Russia	25,396	129,461	—		154,857
Saudi Arabia	—	27,179	—		27,179
South Africa	—	59,790	—		59,790
South Korea	5,216	450,795	—		456,011
Taiwan	213,696	230,495	—		444,191
Thailand	—	32,912	—		32,912

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000) (concluded)

September 30, 2020

Investments in Securities	Level 1	Level 2	Level 3†	Total
Turkey	$—	$13,443	$—	$13,443

Total Common Stock	1,019,083	1,904,660	—	2,923,743

Warrants	—	98,868	—	98,868

Preference Stock
Brazil	45,445	—	—	45,445
South Korea	—	18,149	—	18,149

Total Preference Stock	45,445	18,149	—	63,594

Corporate Obligations	—	50,068	—	50,068

Preferred Stock	—	17,257	—	17,257

Short-Term Investment	46,631	—	—	46,631

Total Investments in Securities	$1,111,159	$2,089,002	$—	$3,200,161

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$284	$—	$—	$284

Total Other Financial Instruments	$284	$—	$—	$284

*	Futures contracts are valued at the unrealized appreciation on the instruments.
†

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero due to company’s insolvency. Level 3 security in accordance with fair value hierarchy.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or are rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

SECTOR DIVERSIFICATION

As of September 30, 2020, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Information Technology	21.8%	0.0%	0.0%	21.8%

Consumer Discretionary	17.8	0.5	0.0	18.3

Financials	14.2	0.0	0.8	15.0

Communication Services	14.3	0.0	0.0	14.3

Materials	5.9	0.0	0.6	6.5

Energy	5.3	0.0	0.0	5.3

Consumer Staples	3.7	0.0	0.3	4.0

Health Care	3.2	0.0	0.0	3.2

Industrials	2.7	0.0	0.0	2.7

Real Estate	1.8	0.0	0.0	1.8

Utilities	0.0	0.0	0.3	0.3

Total	90.7	0.5	2.0	93.2

Warrants				3.1

Corporate Obligations				1.6

Short-Term Investment				1.4

Other Assets in Excess of Liabilities				0.7

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/20
ASSETS:
Investments at Value (Cost $2,891,044)	$3,200,161
Cash	24,414
Cash pledged as collateral for futures contracts	8,914
Foreign Currency (Cost $50)	50
Receivable for Investment Securities Sold	15,297
Receivable for Fund Shares Sold	9,331
Receivable for Dividends	7,358
Receivable for Tax Reclaims	736
Variation Margin Receivable	728
Unrealized Appreciation on Spot Foreign Currency Contracts	11
Prepaid Expenses	50

Total Assets	3,267,050

LIABILITIES:
Payable for Investment Securities Purchased	25,982
Payable for Fund Shares Redeemed	9,365
Accrued Foreign Capital Gains Tax on Appreciated Securities	5,784
Payable Due to Adviser	2,627
Payable for Shareholder Service Fees — Investor Class	95
Payable Due to Administrator	83
Payable for Trustees’ Fees	41
Other Accrued Expenses	731

Total Liabilities	44,708

Net Assets	$3,222,342

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$2,997,352
Total Distributable Earnings	224,990

Net Assets	$3,222,342

Net Asset Value Per Share (based on net assets of $2,667,366,031 ÷ 208,830,604 shares) — Institutional Class	$12.77

Net Asset Value Per Share (based on net assets of $554,976,201 ÷ 43,089,224 shares) — Investor Class	$12.88

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/19 to 9/30/20
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $9,874)	$84,700

Total Investment Income	84,700

EXPENSES:
Investment Advisory Fees	35,010
Administration Fees	1,067
Shareholder Service Fees — Investor Class	1,018
Transfer Agent Fees	676
Custodian Fees	268
Printing Fees	241
Trustees’ Fees	140
Professional Fees	90
Registration Fees	81
Pricing Fees	36
Other Fees	200

Total Expenses	38,827

Net Expenses	38,827

Net Investment Income	45,873

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(21,576)
Net Realized Gain on Futures Contracts	8,932
Net Realized Loss from Foreign Currency Transactions	(2,516)
Net Change in Unrealized Appreciation on Investments	198,027
Net Change in Unrealized Appreciation on Futures Contracts	1,063
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,801)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(98)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	181,031

Net Increase in Net Assets Resulting from Operations	$226,904

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/19 to 9/30/20	10/01/18 to 9/30/19
OPERATIONS:
Net Investment Income	$45,873	$86,336
Net Realized Loss on Investments	(21,576)	(20,472)
Net Realized Gain (Loss) on Futures Contracts	8,932	(3,100)
Net Realized Loss from Foreign Currency Transactions	(2,516)	(2,688)
Net Change in Unrealized Appreciation (Depreciation) on Investments	198,027	(291,012)
Net Change in Unrealized Appreciation (Depreciation) on Futures Contracts	1,063	(2,705)
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,801)	(2,643)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(98)	(73)

Net Increase (Decrease) in Net Assets Resulting From Operations	226,904	(236,357)

DISTRIBUTIONS:
Institutional Class	(75,030)	(75,107)
Investor Class	(7,865)	(5,948)

Total Distributions to Shareholders	(82,895)	(81,055)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(765,467)	(653,161)
Redemption Fees(2)	—	53

Total Decrease in Net Assets	(621,458)	(970,520)

NET ASSETS:
Beginning of Year	3,843,800	4,814,320

End of Year	$3,222,342	$3,843,800

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	17

FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND
Institutional
2020	11.87	0.16	1.01	1.17	(0.27)	—	(0.27)	—
2019	12.77	0.25	(0.92)	(0.67)	(0.23)	—	(0.23)	—	(1)
2018	13.41	0.26	(0.68)	(0.42)	(0.22)	—	(0.22)	—	(1)
2017	10.89	0.22	2.46	2.68	(0.16)	—	(0.16)	—	(1)
2016	10.00	0.19	0.86	1.05	(0.16)	—	(0.16)	—	(1)
Investor
2020	11.97	0.15	1.00	1.15	(0.24)	—	(0.24)	—
2019	12.84	0.23	(0.92)	(0.69)	(0.18)	—	(0.18)	—	(1)
2018	13.49	0.20	(0.66)	(0.46)	(0.19)	—	(0.19)	—	(1)
2017	10.96	0.19	2.48	2.67	(0.14)	—	(0.14)	—	(1)
2016	10.06	0.14	0.90	1.04	(0.14)	—	(0.14)	—	(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.40%, 1.40% and 1.39%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

12.77	9.79	2,667,366	1.08		1.08		1.33		41
11.87	(5.15)	3,448,261	1.16		1.16		2.05		39
12.77	(3.25)	4,239,060	1.15		1.15		1.89		49
13.41	25.08	3,565,886	1.15		1.15		1.82		50
10.89	10.70	2,469,222	1.18		1.18		1.89		73

12.88	9.55	554,976	1.31		1.31		1.20		41
11.97	(5.32)	395,539	1.39		1.39		1.90		39
12.84	(3.50)	575,260	1.39	(2)	1.39	(2)	1.40	(2)	49
13.49	24.71	811,143	1.40		1.40		1.56		50
10.96	10.23	583,567	1.43		1.43		1.43		73

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2020, the Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements — The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and such settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time the Fund calculates its net asset value. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts. Participation notes or warrants used to obtain exposure to the China A-Share market are fair valued based on the underlying stocks and terms of the note or warrant, including those related to performance and fees.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

(the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and the non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand,

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the fiscal year ended September 30, 2020, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes — The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts — When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for cash management as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the contract price at closing and the contract price at opening.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2020.

Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – Until October 1, 2019, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The officers of the Fund were permitted to waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the“Adviser”) for its clients to rebalance their portfolios. The Fund removed the redemption fee, effective October 1, 2019.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. Effective July 1, 2020, the Adviser has contractually agreed through January 31, 2022 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class and Investor Class average daily net assets. Prior to July 1, 2020, the Adviser had contractually agreed to waive its fee and, to the extent necessary, reimburse the Fund to

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2020.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2020, the Investor Class paid 0.23% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2020, approximately $520 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2020, for the Fund were as follows (000):

Purchases	Sales
$1,393,008	$2,226,278

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund invests in futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for cash management or other reasons.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2020, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $5,784,046.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. The permanent differences are primarily attributed to investments in Passive Foreign Investment Companies (PFICs) and foreign currency translations.

During the year ended September 30, 2020, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2020 and September 30, 2019 was as follows (000):

	Ordinary Income	Total
2020	$82,895	$82,895
2019	81,055	81,055

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$42,515
Capital Loss Carryforwards	(87,024)
Unrealized Appreciation	269,502
Other Temporary Differences	(3)

Total Distributable Earnings	$224,990

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$87,024	$—	$87,024

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

For the fiscal year ended September 30, 2020, the Fund utilized $1,853 (000) of short term capital loss carryforwards.

At September 30, 2020, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$2,924,654	$620,302	$(345,016)	$275,286

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2020		Fiscal Year Ended September 30, 2019
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	65,288	$763,253	73,056	$878,385
Shares Issued in Reinvestment of Dividends and Distributions	5,227	67,585	5,695	64,069
Shares Redeemed	(152,230)	(1,736,113)	(120,285)	(1,458,483)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(81,715)	(905,275)	(41,534)	(516,029)

Investor Class
Shares Sold	43,741	512,300	25,570	306,143
Shares Issued in Reinvestment of Dividends and Distributions	599	7,822	520	5,909
Shares Redeemed	(34,303)	(380,314)	(37,829)	(449,184)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	10,037	139,808	(11,739)	(137,132)

Net Decrease in Shares Outstanding from Capital Share Transactions	(71,678)	$(765,467)	(53,273)	$(653,161)

8.	Significant Shareholder Concentration

As of September 30, 2020, one of the Fund’s shareholders of record owned 42% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway Emerging Markets Fund	27

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway Emerging Markets Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 25, 2020

We have served as the auditor of one or more investment companies in Causeway Capital Management investment company group since 2001.

28	Causeway Emerging Markets Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2021. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2020, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.17%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
99.74%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2020, amounted to $9,834,054 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2020. In addition, for the fiscal year ended September 30, 2020, gross income derived from sources within foreign countries amounted to $95,608,095 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intent to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Emerging Markets Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 59	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	None

Lawry J. Meister Age: 58	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	5	None

Victoria B. Rogers Age: 59	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 54	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm)(since 2008).	5	None

30	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 59	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 45	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Stephen Connors[5] One Freedom Valley Drive Oaks, PA 19456 Age: 36	Treasurer	Since 10/20	Director of Fund Accounting, SEI Investments Company (since 2014); Audit Manager, Deloitte & Touche LLP (2011 to 2014).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 49	Secretary	Since 10/11	Senior Attorney of the Investment Adviser (since 2004).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 45	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 39	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Investment Adviser (since 2018). Portfolio Administrator of the Investment Adviser (2015-2018).	N/A	N/A

Causeway Emerging Markets Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2020, the Trust Complex consisted of one investment company with five portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, and International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

32	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 to September 30, 2020).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	33

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,271.90	1.05%	$5.96

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.75	1.05%	$5.30

Actual Fund Return
Investor Class	$1,000.00	$1,271.50	1.29%	$7.33

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.55	1.29%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

34	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 10, 2020, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”) for a twelve-month period beginning September 20, 2020. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 8, 2020, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 10, 2020 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

Causeway Emerging Markets Fund	35

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2020, compared to the results of the MSCI Emerging Markets Index (Gross), the median of the mutual funds included in the Morningstar Diversified Emerging Markets category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year and annualized ten-year periods, and underperformed its Broadridge peer group median for the prior annualized three-year and five-year periods. The Trustees considered the Fund’s exposure to the value investment style, the impact of the COVID-19 pandemic, and challenges for value investing relative to growth stock investing. Despite periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 100 basis points per annum compared to a median of 97 basis points for its Broadridge peer group and a range of 54-120 basis points for the funds in its peer group. The Trustees noted that the Fund was lowering the expense limit under its agreement with the Adviser, as of July 1, 2020, and that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s new expense limit, of 110 basis points was the same as the median of the funds in its Broadridge peer group and within the range of 92-138 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and do not serve as a useful indication of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

36	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2020 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had decreased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 8, 2020 and August 10, 2020 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 10, 2020 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2020.

Causeway Emerging Markets Fund	37

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, we will no longer mail paper copies of the shareholder reports of the Fund, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/fund-documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all funds held with Causeway Capital Management Trust or through your financial intermediary.

CCM-AR-002-1400

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2020, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2020 and 2019 were as follows:

	2020	2019
(a) Audit Fees	$227,160	$261,070
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$59,340	$59,340
(d) All Other Fees	$3,300	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-

audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2020, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $859,422. For the fiscal year ended September 30, 2019, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $774,378.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie Fermelia
Gracie Fermelia
President

Date: December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie Fermelia
Gracie Fermelia
President

Date: December 9, 2020

By	/s/ Stephen P. Connors
Stephen P. Connors
Treasurer

Date: December 9, 2020